UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2010

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 1.01.	Entry into a Material Definitive Agreement

On October 20, 2010, DaVita Inc. (the “Company”) entered into a new $3 billion senior secured credit agreement. The senior secured credit agreement provides for a $250 million senior secured revolving credit facility maturing in October 2015, a $1 billion senior secured term loan A maturing in October 2015 and a $1.75 billion senior secured term loan B maturing in October 2016.

Loans made under the term facility and the revolving facility will bear interest at a rate based on LIBOR (which will, with respect to the term loan B facility, be subject to a floor of 1.50%) plus a margin. The margin is initially 2.75% for the revolving credit facility and the term loan A and 3.00% for the term loan B. The Company paid the lenders for the term loan B facility a closing fee in the form of original issue discount equal to 0.5%. The margin for the revolving credit facility and the term loan A is subject to leverage-based step-downs, and the margin for the term loan B is subject to a ratings-based step-down.

The senior secured credit agreement contains financial and operating covenants. Financial covenants include a maximum leverage ratio, a minimum consolidated interest coverage ratio and a limitation on capital expenditures. Operating covenants include limitations on the Company’s ability to incur additional indebtedness, grant liens on assets, make significant asset dispositions and investments and pay dividends.

All obligations under the senior secured credit agreement are, subject to certain exceptions, guaranteed by each of the Company’s domestic subsidiaries and secured by substantially all of the tangible and intangible assets of the Company and such guarantors.

JPMorgan Chase Bank, N.A. serves as administrative agent and collateral agent. Bank of America, N.A. serves as syndication agent. J.P. Morgan Securities LLC, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Barclays Capital, Goldman Sachs Bank USA and Wells Fargo Securities, LLC serve as joint lead arrangers and joint bookrunners. Credit Suisse AG, Barclays Bank PLC, Goldman Sachs Bank USA, Wells Fargo Bank, National Association, Credit Agricole Corporate and Investment Bank, RBC Capital Markets, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and Union Bank, N.A. serve as co-documentation agents.

The foregoing description of the senior secured credit agreement is qualified in its entirety by reference to the complete terms and conditions of the senior secured credit agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

In connection with entering into the new senior secured credit agreement, on October 20, 2010, the Company terminated its existing Credit Agreement, dated as of October 5, 2005 (as amended, the “Prior Credit Agreement”) among the Company, the guarantors party thereto, and the lenders party thereto and related agreements and documents. A portion of the proceeds from the new senior secured credit agreement was used to repay in full all amounts outstanding under the Prior Credit Agreement on the date of termination.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure

On October 20, 2010, the Company issued a press release titled “DaVita Inc. Announces Signing of New $3 Billion Secured Credit Agreement.” A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (The “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

(a)	Indentures

On October 20, 2010, the Company completed its registered public offering of $775,000,000 aggregate principal amount of 6-3/8% Senior Notes due 2018 (the “2018 Notes”) and $775,000,000 aggregate principal amount of 6-5/8% Senior Notes due 2020 (the “2020 Notes,” and together with the 2018 Notes, the “New Notes”). The Company entered into (i) an indenture with respect to the 2018 Notes, dated October 20, 2010 (the “2018 Indenture), among the Company, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, as trustee (the “Trustee”) and (ii) an indenture with respect to the 2020 Notes, dated October 20, 2010 (the “2020 Indenture” and, together with the 2018 Indenture, the “Indentures”), among the Company, the subsidiary guarantors named therein and the Trustee. The New Notes initially will be guaranteed by each of the Company’s domestic restricted subsidiaries that guarantee the Company’s senior secured credit facilities.

The foregoing description of the Indentures is qualified in its entirety by reference to the complete terms of the Indentures. The Indentures, which include the forms of New Notes and the forms of guarantees for each of the New Notes, are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

(b)	Redemption

As previously reported, on October 1, 2010, the Company commenced tender offers to purchase for cash (the “Tender Offers”) any and all of its 6-5/8% Senior Notes due 2013 (the “2013 Notes”) and 7-1/4% Senior Subordinated Notes due 2015 (the “2015 Notes” and together with the 2013 Notes, the “Existing Notes”). As of 5:00 p.m., New York City time, on October 15, 2010 (the “Consent Payment Deadline”) $557,572,000 of 2013 Notes and $730,377,000 of 2015 Notes have been tendered pursuant to the Tender Offers. On October 20, 2010, the Company delivered the applicable notices providing for the redemption of all the Existing Notes not tendered by the Consent Payment Deadline on November 19, 2010 (the “Redemption Date”). The redemption price for the 2013 Notes will be 101.656% of the principal amount thereof, plus accrued and unpaid interest on the 2013 Notes to, but not including, the Redemption Date. The redemption price for the 2015 Notes will be 103.625% of the principal amount thereof, plus accrued and unpaid interest on the 2015 Notes to, but not including, the Redemption Date.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated October 20, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Indenture, dated October 20, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 6-3/8% Senior Notes due 2018 and related Guarantee (included in Exhibit 4.1).

4.4	Form of 6-5/8% Senior Notes due 2020 and related Guarantee (included in Exhibit 4.2).

5.1	Opinion of Kim M. Rivera.

10.1	Credit Agreement, dated as of October 20, 2010, by and among DaVita Inc., the guarantors party thereto, the lenders party thereto, Credit Suisse AG, Barclays Bank PLC, Goldman Sachs Bank USA, Wells Fargo Bank, National Association, Credit Agricole Corporate and Investment Bank, RBC Capital Markets, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and Union Bank, N.A., as Co-Documentation Agents, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and J.P. Morgan Securities LLC, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Barclays Capital, Goldman Sachs Bank USA and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

23.1	Consent of Kim M. Rivera (included in Exhibit 5.1).

99.1	Press release dated October 20, 2010.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-169690).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 20, 2010	By:	/s/ Kim M. Rivera
Kim M. Rivera
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated October 20, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Indenture, dated October 20, 2010, by and among DaVita Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 6-3/8% Senior Notes due 2018 and related Guarantee (included in Exhibit 4.1).

4.4	Form of 6-5/8% Senior Notes due 2020 and related Guarantee (included in Exhibit 4.2).

5.1	Opinion of Kim M. Rivera.

10.1	Credit Agreement, dated as of October 20, 2010, by and among DaVita Inc., the guarantors party thereto, the lenders party thereto, Credit Suisse AG, Barclays Bank PLC, Goldman Sachs Bank USA, Wells Fargo Bank, National Association, Credit Agricole Corporate and Investment Bank, RBC Capital Markets, Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and Union Bank, N.A., as Co-Documentation Agents, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and J.P. Morgan Securities LLC, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Barclays Capital, Goldman Sachs Bank USA and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

23.1	Consent of Kim M. Rivera (included in Exhibit 5.1).

99.1	Press release dated October 20, 2010.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-169690).